UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 23, 2015

Zayo Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36690	26-1398293
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

Zayo Group, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-169979	26-201259
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In conjunction with the Latisys Acquisition (as defined below), Zayo Group Holdings, Inc. (“ZGH”) and its primary operating subsidiary, Zayo Group, LLC (“ZGL” together with ZGH, the “Company”), have made certain leadership changes. As of February 23, 2015, Chris Morley, previously the President of Sales and Marketing, became President of the Zayo Lit Services business segment (to be renamed Zayo Cloud and Connectivity), and Stephanie Copeland, previously the President of Zayo Lit Services, became President of Zayo Colocation (“zColo”), within the Physical Infrastructure business segment.

Mr. Morley, age 40, joined the Company in 2009 and served as Chief Financial Officer and Head of Product Management for the Zayo Bandwidth business unit until December 2010. From December 2010 through May 2012, Mr. Morley served as the President of zColo. More recently, Mr. Morley served as President of IP, Colocation, and Ethernet from May 2012 and the Network Control Center from June 2013, President of Waves and SONET from December 2013, and as President, Sales and Marketing from April 2014 until he assumed his current role. From 2008 until joining the Company in 2009, Mr. Morley acted as an independent consultant advising operating companies and private equity investors on strategy, merger and acquisition due diligence, execution, and operational improvements. During 2006 and 2007, Mr. Morley served as part of the management team for One Communications Corporation, serving as Chief Integration Officer and the Executive Vice President of Operations and Networks. From 1999 to 2006, Mr. Morley served as part of the management team for Conversent Communications, LLC, serving as Executive Vice President of Operations and Engineering. Mr. Morley received his B.S. in Finance from the University of Denver.

Ms. Copeland, age 47, joined the Company in 2012 and served as Senior Vice President of the European Business Unit until April 2013, then ran our Ethernet Strategic Product Group until April 2014, and served as President, Zayo Lit Services before assuming her current role. Before joining the Company, Ms. Copeland was Chief Operating Officer of WildBlue (a division of ViaSat, Inc., a digital communications company) from April 2011 to May 2012, where she led the division’s sales and operational functions. Ms. Copeland also served as Vice President and General Manager of Small Business at Qwest Communications International from 2009 to 2011, where she was responsible for the full profit and loss of the small business segment. Ms. Copeland had previously served at Qwest as Vice President of Marketing from 2005 to 2009 and Vice President of Pricing from 2001 to 2005. Prior to Qwest, Ms. Copeland held leadership positions at Cable & Wireless joint ventures in Russia, MFS International in Washington, D.C., and Level 3 Communications in London. Ms. Copeland received her B.A. in German and Commercial Studies from the University of Illinois and also completed post-graduate coursework in Business at the University of Paderborn in Paderborn, Germany.

Item 7.01 Regulation FD Disclosure

On January 13, 2015, ZGL entered into a stock purchase agreement pursuant to which it agreed to acquire (the “Latisys Acquisition”) all of the equity interest of the subsidiaries of Latisys Holdings, LLC (“Latisys”). The Latisys Acquisition closed on February 23, 2015. The purchase price was funded by the net proceeds of ZGL’s previously announced offering of $700.0 million aggregate principal amount of its 6.00% senior unsecured notes due 2023.

The Latisys Acquisition adds eight new facilities to the Company’s datacenter strategic product group, zColo, and increases the Company’s billable datacenter space to 503,000 square feet. The additional facilities bring the Company’s total datacenter count to 45 facilities across the U.S. and Europe, which increases zColo’s billable square feet by approximately 60%. The Latisys Acquisition provides zColo with a presence in four new markets, including Ashburn, Denver, Orange County, and London, and further enhances its Chicago datacenter footprint.

The Company issued a press release on February 23, 2015 announcing the closing of the Latisys Acquisition.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 23, 2015.

The information contained under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the registrants believe any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Additional information about issues that could lead to material changes in the Company’s performance is contained in their respective filings with the Securities and Exchange Commission. The registrants undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances after the date hereof.

Investors should take into consideration, with respect to the Company, those risks and uncertainties discussed in ZGH’s final prospectus filed with the SEC on October 17, 2014, ZGL’s Annual Report on Form 10-K for the year ended June 30, 2014, and each registrant’s Quarterly Report on Form 10-Q for the quarters ended September 30, 2014 and December 31, 2014, including but not limited to those under the heading “Risk Factors” to the extent each heading is included therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.

By:	/s/ Ken desGarennes
Name: Ken desGarennes
Title: Chief Financial Officer

DATED: February 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group, LLC

By:	/s/ Ken desGarennes
Name: Ken desGarennes
Title: Chief Financial Officer

DATED: February 23, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 23, 2015.